EXHIBIT 10.1 [***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN REDACTED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. EXHIBITS A-D TO THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(A)(5) OF REGULATION S-K. THE REGISTRANT AGREES TO FURNISH SUPPLEMENTALLY A COPY OF ANY OMITTED EXHIBIT TO THE SEC UPON REQUEST. CONFIDENTIAL SETTLEMENT AGREEMENT This Confidential Settlement Agreement (this “Agreement”) dated August 10, 2023 (the “Effective Date”) is entered into by and among Wisk Aero LLC, a Delaware limited liability company (“Wisk”), The Boeing Company, a Delaware corporation (“Boeing”), and Archer Aviation Inc., a Delaware corporation (“Archer”). Each of Wisk, Boeing, and Archer may be referred to herein as a “Party” and collectively as the “Parties”. In consideration of the promises and covenants contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Party, the Parties agree as follows: ARTICLE I DEFINITIONS; CONSTRUCTION Section 1.01 Definitions. For purposes of this Agreement, the following terms have the meanings set forth below: “Affiliate” means, with respect to a Person, any other entity that controls, is controlled by, or is under common control with such Person. As used herein, “controls, is controlled by, or is under common control with” means the ability, either directly or indirectly through one or more intermediaries, to direct the management, operation or policies of such entity, whether by the ownership of voting stock or equity of such entity, or by contract, agreement or otherwise. “Archer Certification” means a notarized certification executed under penalty of perjury that all Wisk confidential information at Archer has been (a) permanently removed from Archer’s computer systems and physical files and (b) returned or provided to Wisk by Archer (unless previously returned or provided by Archer, in which case such certification would state that such information has previously been returned or provided). “Business Day” means a day, other than a Saturday or a Sunday, on which commercial banks located in San Francisco, California are not required or authorized by Law to close. “Claim” means any claim (including any cross-claim or counterclaim), action, cause of action, allegation, charge, complaint, demand, petition, inquiry, audit, dispute or other assertion of Liability, whenever or however arising. “Copyrights” means any and all of the following, and all rights arising out of or associated therewith, in each case, in any jurisdiction in the world: (a) original works of authorship (whether copyrightable or not); (b) copyrights, including unregistered and common law rights therein; (c)

2 moral or economic rights of authors; (d) copyright registrations; and (e) applications to register copyrights. “Derivation Proceeding” means the proceeding designated Case [***], which was filed before the [***] by Archer against Wisk on [***]. “Employee Certification” means a notarized certification executed under penalty of perjury that all Wisk confidential information within any former Wisk employee’s or such employee’s personal counsel’s possession, custody or control has been (a) permanently removed from such employee’s computers or other storage devices and/or such employee’s physical control and (b) returned or provided to Wisk by such former Wisk employee (unless previously returned or provided by such former Wisk employee, in which case such certification would state that such information has previously been returned or provided). “Governmental Authority” means the United States and any other sovereign nation or city- state, and any state or other political subdivision thereof and any other individual, body or entity exercising or having the authority to exercise under the Laws thereof any executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, organization (including any securities exchange, securities marketplace or self-regulatory organization), department, bureau, office (including the United States Patent and Trademark Office, the U.S. Securities and Exchange Commission, the United States Copyright Office, the Internal Revenue Service and corresponding entities or agencies in any other jurisdiction), board, commission or instrumentality, and any arbitrator or arbitration panel with proper authority and jurisdiction under such Laws. “Governmental Authorization” means any permit, consent, license, ratification, waiver, permission, variance, clearance, registration, qualification, approval or authorization issued, granted, given or otherwise made available by or under the lawful authority of any Governmental Authority or pursuant to any Law. “Initial Unvested Share Tranche” has the meaning ascribed to it in the First Warrant. “Initial Vested Share Tranche” has the meaning ascribed to it in the First Warrant. “Intellectual Property” means any and all of the following, and all rights arising out of or associated therewith, in each case in any jurisdiction in the world: (a) Patents; (b) Copyrights, (c) Trademarks; (d) Trade Secrets; (e) Software; (f) rights to use the names, likenesses and other personal characteristics of any individual, including rights of privacy and publicity; (vii) all other intellectual property or industrial property rights; and (g) all rights associated with any of the foregoing, including the right to sue and collect for past or future infringement, misappropriation or other unauthorized use thereof, any and all corresponding rights that, now or hereafter, may be secured throughout the world and all copies and tangible embodiments of any of the foregoing, and all goodwill associated or arising in connection with any of the foregoing. Without limiting the generality of the foregoing, “Intellectual Property” shall also include all of the following: (i) any income, royalties, credits, prepaid expenses, deferred charges, advance payments, security deposits, prepaid items, deposits and claims for refunds or reimbursements, in each case, relating to any of the Intellectual Property, (ii) all insurance proceeds or rights to insurance proceeds under

3 any insurance policies with respect to any of the Intellectual Property, (iii) all Claims, rights and remedies against any third parties arising out of or relating to any of the Intellectual Property, and (iv) all rights under or pursuant to any warranties, representations and guarantees made by suppliers, manufacturers contractors or other Persons in connection with any products or services with respect to any Intellectual Property. “Law” means any and all laws (including common laws), constitutions, statutes, ordinances, standards, guidelines, regulations, rules, codes and any other legislation enacted promulgated or prescribed by or under the authority of, any Governmental Authorities, whether domestic or foreign, and including all Orders and the terms of any Governmental Authorizations. “Liability” means any debt, liability, guaranty, assurance, commitment or obligation, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due and whenever or however arising. “Loss” means any loss, damage (including consequential, special, punitive, exemplary and incidental damages), penalty, fine, tax, cost or expense, reduction in value and the amounts of and/or paid or payable in respect of, any and all Liabilities, Claims or Proceedings (including interest, penalties, reasonable attorneys’ and accountants’ fees and disbursements and all amounts paid in investigation, defense or settlement of any of the foregoing) of any nature whatsoever. “N.D. Cal Litigation” means the case titled [***], Case No. [***], which was first filed in the [***] by Wisk against Archer on or about [***], and in which Archer asserted certain counterclaims. “Off-the-Shelf Products” means commercially available, unmodified, prepackaged, off- the-shelf products marketed widely by third parties, including Software and hardware components. “Order” means any award, decision, injunction, judgment, writ, decree, ruling, subpoena, verdict or other order entered, issued, made or rendered by any court, administrative agency or other Governmental Authority acting in its official capacity as such, or by any arbitrator or arbitration panel, in each case acting within its authority under Law. “Patents” means any and all of the following, and all rights arising out of or associated therewith, in each case, in any jurisdiction in the world: patents and patent applications (including reissues, re-examinations, divisions, substitutions, renewals, extensions, provisionals, continuations and continuations-in-part); inventions (whether or not patentable and whether or not reduced to practice); invention disclosures; inventor’s certificates; moral or economic rights of inventors; industrial designs; and all registrations and applications therefor. “Person” means an individual, corporation, partnership, limited liability company, joint venture, trust, trustee, unincorporated organization or other entity, including a Governmental Authority. “Proceeding” means any Claim, proceeding, examination or investigation commenced, brought, conducted or heard by or before any court or other Governmental Authority, including any re-examination, inter partes review, or similar procedure in the United States or elsewhere.

4 “State Court Litigation” means the case titled [***], Case No. [***] which was first filed in the [***] by Archer against Boeing on or about [***]. “Software” means any and all software of any type (including programs, applications, middleware, utilities, tools, drivers, firmware, microcode, scripts, batch files, JCL files, instruction sets and macros) and in any form (including source code, object code and executable code), databases and associated data, documentation related to any of the foregoing, and all rights arising out of or associated with any of the foregoing, in each case in any jurisdiction in the world. “Transaction Agreement” means this Agreement, the First Warrant, the Second Warrant, each Subscription Agreement, each Registration Rights Agreement and each other contract or agreement executed and delivered by the Parties or any of their respective Affiliates from and after the date hereof with respect to the transactions or arrangements contemplated hereby or by any of the foregoing. “Trade Secrets” means all of the following, and all rights associated therewith, in each case, in any jurisdiction in the world: trade secrets; know-how; show-how; and other confidential or proprietary information and all embodiments or fixations thereof and related documentation; in each case in any form or medium, and which in each case may include research and development plans or results, formulas, compositions, manufacturing and production processes and techniques, manufacturing plans, setup methodologies, facilities and process flow, technical data, designs, drawings, specifications, models, prototypes, customer and supplier lists and preferences, pricing and cost information, financial reports and information, and business and marketing plans and proposals. “Trademarks” means all of the following, and all rights arising out of or associated therewith, in each case, in any jurisdiction in the world: trademarks; service marks; certification marks; trade names; corporate names; company names; business names; fictitious business names; trade styles; domain names; uniform resource locators (URLs); logos; trade dress; and other protectable indicia of source or origin, including unregistered and common law rights in the foregoing; all translations, adaptations, derivations and combinations of any of the foregoing; all goodwill associated with each of the foregoing; and all registrations of and applications to register any of the foregoing. “Wisk Asserted Patents” means all U.S. patents asserted by Wisk against Archer in the N.D. Cal. Litigation, including U.S. Patent Nos. [***] (the “[***] Patent”), [***] (the “[***]”), [***] (the “[***]”), [***] (the “[***]”), [***] (the “[***]”), and [***] (the “[***] Patent”). “Wisk Asserted Trade Secrets” means all alleged trade secrets identified by Wisk in its [***] statement in the N.D. Cal. Litigation. Section 1.02 Construction. For purposes of this Agreement: (a) The masculine gender shall include the feminine and neuter genders, the feminine gender shall include the masculine and neuter genders, and the neuter gender shall include masculine and feminine genders, (b) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be interpreted as though followed by the words “without limitation,” and shall not be construed to restrict the meaning of any preceding word or statement to the specific or similar

5 items or matters immediately following it, (c) except as otherwise indicated, all references in this Agreement to “Schedules,” “Articles,” “Sections” and “Exhibits” are intended to refer to Schedules, Articles, Sections and Exhibits to this Agreement and such Schedules, Articles, Sections and Exhibits shall be deemed a part of this Agreement, (d) the terms “hereof,” “hereunder,” “herein” and variations thereof shall refer to this Agreement as a whole and not to any particular provision of this Agreement, (e) references to any Person are also to its successors and permitted assigns, (f) all amounts of currency in this Agreement are expressed in United States Dollars unless otherwise expressly provided, (g) each Party has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties, and consequently, this Agreement shall be interpreted without reference to any rule or precept of Law to the effect that any ambiguity in a document be construed against the drafter, (h) references to “writing,” “written” and variations thereof include any manner of representing or manifesting words in a legible form (including on an electronic or visual display screen) or other non-transitory form, (i) reference to any Law means such Law as in effect from time to time, including all past and future amendments, all successor Laws, and all rules and regulations promulgated thereunder, and (j) capitalized terms not otherwise defined in Section 1.01 shall have the meanings ascribed to them in Article II or Article III, as the case may be. ARTICLE II COVENANTS AND AGREEMENTS Section 2.01 Dismissal of N.D. Cal. Litigation. Within three (3) Business Days of the Effective Date, Wisk and Archer agree to jointly file a stipulation and proposed court order to vacate the court’s order granting Archer’s Rule 12 motion and dismissing the [***] Patent and the [***] Patent (or pursuant to a joint motion if requested by the court) (the “Vacatur Stipulation”) and a stipulation and proposed court order to modify the court’s protective order in accordance with Section 2.04 (the “Protective Order Stipulation”). Within three (3) Business Days of the court’s order on both the Vacatur Stipulation and the Protective Order Stipulation or September 8, 2023 (whichever is earlier), each Party shall, and shall cause its respective Affiliates to, take all necessary steps to voluntarily dismiss all Claims pending in the N.D. Cal. Litigation, (a) with prejudice for all Claims other than for Archer’s counterclaims for declaratory judgments regarding the Wisk Asserted Patents and (b) without prejudice for Archer’s counterclaims for declaratory judgments regarding the Wisk Asserted Patents. Each of the Parties agree that, with respect to the matters set forth in Section 2.01(b), such dismissal without prejudice is solely for the purpose of Archer’s ability to defend itself if the Wisk Asserted Patents are ever asserted against Archer in the future. Each Party agrees to bear its own costs, expenses and fees related to the N.D. Cal Litigation. Section 2.02 Covenant Not to Sue. (a) Wisk and its Affiliates covenant and agree not to sue (i) Archer or (ii) to the extent engaged in activity for or relating to Archer or Archer products, Archer’s Affiliates, suppliers, consultants, partners, customers, and end users, in the case of each of clauses (i) and (ii), for past misappropriation of any of the Wisk Asserted Trade Secrets and for past or future infringement of any of the Wisk Asserted Patents and any pending or future patents, patent applications of any kind claiming priority to any of the Wisk Asserted Patents, including continuations, divisionals, and continuations-in-part, and any foreign counterparts thereof, for the life of all such patents.

6 (b) Notwithstanding anything to the contrary contained in this Agreement, each of the Parties agree that the covenant not to sue set forth in Section 2.02(a) shall (i) not include any future Claims that may accrue based on future acts of misappropriation and (ii) be null and void ab initio if Archer (A) does not timely issue the First Warrant set forth in Section 2.10 or the Second Warrant set forth in Section 2.12, or does not timely pay the Guaranteed Payment Amount as set forth in Section 2.13, (B) materially breaches any of its covenants or agreements set forth in Section 2.06, Section 2.07, or Section 2.08, or (C) materially breaches any of its covenants or agreements under the First Warrant, the Second Warrant, or any Subscription Agreement or Registration Rights Agreement with respect to Boeing or Wisk in connection with the First PIPE Financing or the Second PIPE Financing. Section 2.03 Dismissal of State Court Litigation. Within three (3) Business Days of the Effective Date, each Party shall, and shall cause its respective Affiliates to, take all necessary steps to voluntarily dismiss with prejudice all Claims pending in the State Court Litigation. Each Party agrees to bear its own costs, expenses and fees related to the State Court Litigation. Section 2.04 Derivation Proceeding. Notwithstanding anything to the contrary contained in this Agreement, this Agreement does not create any obligation to dismiss the Derivation Proceeding, and no Party releases any claims, rights, or defenses that any Party may have in the Derivation Proceeding. For purposes of future filings and proceedings the Derivation Proceeding, the Parties agree that they will [***]. The Protective Order Stipulation will request a modification to [***] that allows each Party’s outside counsel to retain, solely for purposes of prosecuting or defending against the Derivation Proceeding, [***] (“Retained Materials”). Any Retained Materials shall (i) be identified to the other Party at the time required for the written certification currently required under [***], (ii) be used solely for purposes of the Derivation Proceeding, and (iii) remain subject to the restrictions and limitations in the [***], with the exception that both Parties would be entitled to cite and file such Retained Materials under seal in connection with the Derivation Proceeding. The requested amendment to the [***] shall provide that any Retained Materials will be returned or destroyed to the producing Party within [***], with the written certification called for by [***] of the [***]. Section 2.05 No Challenge. Archer agrees, on behalf of itself and its Affiliates and subject to the dismissal of the N.D. Cal. Litigation pursuant to Section 2.01, not to challenge the validity, enforceability or inventorship of, or assert non-infringement with respect to, any patent for which a covenant not to sue pursuant to Section 2.02 is in effect (“CNS Patents”) in any Proceeding; provided that, if any CNS Patent is asserted against Archer after dismissal of the N.D. Cal. Litigation, then there shall be no restrictions on challenging the validity, enforceability or inventorship of, or asserting non-infringement with respect to, such CNS Patent. Section 2.06 Wisk Confidential Information. (a) Archer shall permanently remove and return to Wisk (unless previously returned or provided by Archer) any Wisk confidential information in its possession, custody or control. Within sixty (60) days of the Effective Date, Archer shall deliver to Wisk an Archer Certification. The covenants and agreements set forth in this Section 2.06(a) shall not apply to Wisk confidential information in the possession of the Parties’ outside counsel provided in connection with the N.D. Cal. Litigation (the “Specified Wisk Information”). Each of the Parties agree that the Specified

7 Wisk Information shall be governed by the terms of the Stipulated Protective Order operative in the N.D. Cal. Litigation. (b) Archer shall use its best efforts to cause its employees previously employed at Wisk to permanently remove and return to Wisk (unless previously returned or provided by such employee) any Wisk confidential information currently within their or their personal counsel’s possession, custody or control. Within sixty (60) days of the Effective Date, Archer shall direct and arrange to have each such employee deliver to Wisk an Employee Certification. Archer shall take reasonable steps within its power, including adverse employment action to the extent necessary, to ensure that its employees properly remediate their personal devices outside of Archer’s possession, custody, or control and provide the Employee Remediation Certifications. Section 2.07 [***]. Archer agrees that neither it nor any of its Affiliates will in the future: (a) create, have created, or knowingly purchase any [***] having the chemical formulation set forth in [***] or (b) have created or purchase [***] from [***] that have been manufactured on [***] and/or the [***], both described in [***]. For the avoidance of doubt, nothing in this Section 2.07 shall preclude Archer from purchasing [***] from [***] or any other third party that [***] or such third party is lawfully permitted to offer and sell generally in the industry. Section 2.08 [***]. (a) [***]. (b) [***]. (c) [***]. (d) [***]. Section 2.09 First Boeing Investment. (a) If, on or prior to the six month anniversary of the Effective Date (the date of such six month anniversary, the “Specified Date”), Archer commences a private placement (PIPE) transaction (the “First PIPE Financing”) for the issuance of equity or equity-linked securities, Archer shall offer on the terms and conditions set forth in, and Boeing shall enter into, a subscription agreement in substantially, but in any case on terms not less favorable to Boeing than as set forth in, the form attached hereto as Exhibit A (such form, a “Subscription Agreement”), for Boeing to purchase equity or equity-linked securities issued by Archer in such First PIPE Financing in an amount equal to [***] Dollars ($[***]) (with the Archer Class A common stock (the “common stock”) price or reference price in the case of an equity-linked security being the same price used for all other investors as part of such First PIPE Financing) (the “First Boeing Investment”). The definitive agreements with respect to the First Boeing Investment shall also include a registration rights agreement in substantially, but in any case on terms not less favorable to Boeing than as set forth in, the form attached hereto as Exhibit B, pursuant to which Boeing and its Affiliates would receive customary registration rights relating to the resale of such securities (such form with such terms, a “Registration Rights Agreement”). The shares of common stock issued to Boeing in the First PIPE Financing shall be subject to the lock-up and other transfer restrictions set forth in the First Warrant.

8 (b) Notwithstanding anything to the contrary contained herein, if Archer does not complete the First PIPE Financing on or prior to the Specified Date, then neither Boeing nor Wisk or any of their respective Affiliates shall have any obligation or commitment to invest in Archer or participate in any financing or capital raising activities with respect to Archer or any of its Affiliates, including if such First PIPE Financing is commenced, but not completed, prior to the Specified Date. (c) As part of the Archer autonomous aircraft development program, Archer hereby agrees to allocate and spend [***] Dollars ($[***]) to support the (i) [***] and (ii) [***]. Section 2.10 First Warrant. Simultaneous with the closing of the First Boeing Investment in the First PIPE Financing, Archer shall issue to Wisk a warrant in the form attached hereto as Exhibit C (the “First Warrant”). Section 2.11 Second Boeing Investment. (a) If, on or prior to the Specified Date (a) Archer has commenced and completed the First PIPE Financing and (b) Archer commences a second private placement (PIPE) transaction (the “Second PIPE Financing”) for the issuance of equity or equity-linked securities, Archer shall, at its election in accordance with Section 2.11(b), offer on the terms and conditions set forth in, and Boeing shall, in connection with a valid election by Archer, enter into, a Subscription Agreement to purchase equity or equity-linked securities issued by Archer in such Second PIPE Financing in an amount equal to [***] Dollars ($[***]) (with the common stock price or reference price in the case of an equity-linked security being the same price used for all other investors as part of such Second PIPE Financing) (the “Second Boeing Investment”). The definitive agreements with respect to the Second Boeing Investment will include a Registration Rights Agreement relating to the resale of the securities issued to Boeing in respect of the Second Boeing Investment. (b) [***]. (c) [***]. Section 2.12 Second Warrant. Simultaneous with the closing of the Second PIPE Financing (and regardless of whether or not Archer makes an election for Boeing to participate in the Second PIPE Financing), Archer shall issue to Wisk a warrant in the form attached hereto as Exhibit D exercisable for Archer’s common stock with a fair value of [***] Dollars ($[***]) at the date of issuance with a $[***] per share of common stock exercise price (the “Second Warrant”). Within thirty (30) days following the closing of the Second Boeing Investment and the issuance of the Second Warrant, subject to Archer’s reasonable cooperation and the execution by the Parties of an appropriate non-disclosure, confidentiality and non-use agreement for the purpose of an exchange of technical information, Boeing or one of its Affiliates shall provide Archer with [***]. Section 2.13 [***]. (a) [***]. (b) [***].

9 ARTICLE III MISCELLANEOUS Section 3.01 Stockholder Approval. Prior to issuing any equity or equity-linked securities that would require Archer to obtain stockholder approval pursuant to NYSE Rule 312, or otherwise, Archer shall use its good faith efforts to obtain such stockholder approval prior to such issuance to Boeing or Wisk, as the case may be, and, in the absence of, such stockholder approval Archer would not be obligated to issue securities that cause it to exceed any securities issuance limits imposed by NYSE. Section 3.02 Entire Agreement. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the final, exclusive and entire agreement among the parties and all prior and contemporaneous agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof are expressly merged into and superseded by this Agreement. There are no conditions precedent to the effectiveness of this Agreement. In furtherance of the foregoing, each Party agrees that certain Confidential Term Sheet dated as of [***] by and among the Parties (the “Term Sheet”) is hereby terminated in all respects and no Party shall have any Liability to any other Party for any breach thereof except with respect to a breach by a Party of the Binding Terms (as defined in the Term Sheet) set forth in clause (b)(ii) of the Term Sheet prior to the execution and delivery of this Agreement. Section 3.03 Assignment; Beneficiaries. This Agreement, and the rights, interests and obligations hereunder, shall not be assigned or otherwise transferred, nor may any rights or obligations thereunder be assigned or transferred, by any Party, whether in a merger, sale of stock, sale of assets or other transaction, without the prior written consent of the other Parties, and any purported assignment or delegation in violation of this Section 3.03 shall be void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than each Archer Released Person pursuant to Section 3.09 and Boeing/Wisk Released Person pursuant to Section 3.10. In connection with the immediately foregoing sentence, each Party agrees that (a) the provisions set forth in Section 3.09 are intended for benefit of each Archer Released Person, each Archer Released Person is an express third party beneficiary to the provisions set forth in Section 3.09, and the provisions of Section 3.09 may be enforced by each Archer Released Person in accordance with this Agreement and (b) the provisions set forth in Section 3.10 are intended for benefit of each Boeing/Wisk Released Person, each Boeing/Wisk Released Person is an express third party beneficiary to the provisions set forth in Section 3.10, and the provisions of Section 3.10 may be enforced by each Boeing/Wisk Released Person in accordance with this Agreement. Section 3.04 Governing Law and Venue; WAIVER OF JURY TRIAL. (a) This Agreement shall be governed and enforced in accordance with the Laws of the State of California, without regard to its conflict of laws principles. The Parties agree that any action for breach of this Agreement or to interpret or enforce this Agreement shall be brought in a state or federal court in the State of California.

10 (b) EXCEPT WITH RESPECT TO ANY CLAIMS FOR INFRINGEMENT OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY OR A BREACH OF ANY OF SECTION 2.01 THROUGH AND INCLUDING SECTION 2.07, EACH PARTY HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY PROCEEDING IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, WHETHER PURPORTING TO BE AT LAW OR IN EQUITY, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. Section 3.05 No Admission of Liability. Nothing in this Agreement shall be an admission by any of the Parties, including the Archer Released Persons and the Boeing/Wisk Released Persons (as those terms are defined below), to any Claims of wrongdoing or Liability as alleged in the N.D. Cal. Litigation, the State Court Litigation and/or the Derivation Proceeding. Section 3.06 Severability; Equitable Relief. (a) If any term in this Agreement shall be determined to be invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such term to other circumstances shall not be affected, and the term so held to be invalid, unenforceable, or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal. (b) Each Party acknowledges and agrees that each other Party may be damaged irreparably in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each Party agrees that each other Party is entitled, in addition to such other rights or remedies existing in its favor at law or in equity, to injunctive, provisional and other equitable relief in, notwithstanding anything to the contrary set forth in Section 3.04(a), any venue or forum to address breaches or potential breaches of the provisions of this Agreement or to enforce specifically performance of this Agreement, in each case without the requirement of posting a bond or proving actual damages (which requirements each other Party shall waive). Section 3.07 Counterparts. This Agreement may be executed in counterparts. Each counterpart shall be deemed an original, and when taken together with other signed counterparts, shall constitute one Agreement, and shall be binding upon and effective as to all the Parties. Signatures by electronic signature and/or PDF copy shall be deemed as effective as original signatures. Section 3.08 Representations and Warranties. Each Party represents and warrants that it has all requisite legal right, power, and authority to execute, deliver and perform this Agreement, and that the Person executing this Agreement on behalf of such Party has the full right and authority to do so. Section 3.09 Boeing/Wisk Released Matters. (a) Wisk and Boeing, on behalf of themselves, their Affiliates, successors, assigns, and any other entities currently in privity with Wisk and Boeing (collectively, the “Boeing/Wisk

11 Releasing Persons”), hereby (i) forever fully and irrevocably release and discharge Archer, and its Affiliates, permitted assigns, officers, employees, agents, directors, and shareholders (each, an “Archer Released Person” and collectively, the “Archer Released Persons”), from any and all Claims and Proceedings, as well as from all Losses and Liabilities, related to, based upon or arising out of the Claims in the N.D. Cal. Litigation and the State Court Litigation (the “Boeing/Wisk Released Matters”), (ii) forever fully and irrevocably waive any and all Claims, Proceedings, Losses and Liabilities and other rights of recourse that they may have against any Archer Released Person with respect to a Boeing/Wisk Released Matter, and (iii) irrevocably covenant and agree not to, directly or indirectly, assert any Claim or commence (or cause to be commenced) any Proceeding against any Archer Released Person based in whole or in part upon any Boeing/Wisk Released Matter; provided that, notwithstanding anything to the contrary set forth herein, no Boeing/Wisk Releasing Person waives, releases, discharges or covenants not to assert a Claim or commence a Proceeding with respect to any Claim arising out of or relating to a breach of this Agreement or any other Transaction Agreement, and no Boeing/Wisk Releasing Person waives, releases, discharges any Claim or defense in connection with the Derivation Proceeding. (b) Each Boeing/Wisk Releasing Person (i) represents and warrants to each Archer Released Person that it has not assigned, transferred, hypothecated or otherwise permitted or granted to any third party any right (including any right of subrogation) to assert any Claim or initiate or continue any Proceeding, with respect to any of the matters that are the subject of any waiver, release or agreements set forth in Section 3.09(a) and (ii) acknowledges and agrees that the waivers, releases and other agreements contained in this Section 3.09 are an integral part of the transactions contemplated hereby and that, without these agreements set forth in this Section 3.09, Archer would not enter into this Agreement. In connection with the waivers, releases and covenants set forth in this Section 3.09, each Boeing/Wisk Releasing Person represents, warrants and acknowledges that it has been fully advised of the contents of Section 1542 of the Civil Code of the State of California (and any other similar applicable law), and expressly waives the benefits thereof and any rights thereunder and under any similar applicable law. Section 1542 of the Civil Code of the State of California provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. Section 3.10 Archer Released Matters. (a) Archer, on behalf of itself, its Affiliates, successors, assigns, and any other entities currently in privity with Archer (collectively, the “Archer Releasing Persons”), hereby (i) forever fully and irrevocably releases and discharges Boeing and Wisk, and their respective Affiliates, permitted assigns, officers, employees, agents, directors, and equity holders (each, a “Boeing/Wisk Released Person” and collectively, the “Boeing/Wisk Released Persons”), from any and all Claims and Proceedings, as well as from all Losses and Liabilities, related to, based upon or arising out of the claims and counterclaims in the N.D. Cal. Litigation and the State Court Litigation (the “Archer

12 Released Matters”), (ii) forever fully and irrevocably waives any and all Claims, Proceedings, Losses and Liabilities and other rights of recourse that they may have against any Boeing/Wisk Released Person with respect to an Archer Released Matter, and (iii) irrevocably covenants and agrees not to, directly or indirectly, assert any Claim or commence (or cause to be commenced) any Proceeding against any Boeing/Wisk Released Person based in whole or in part upon any Archer Released Matter; provided that, notwithstanding anything to the contrary set forth herein, no Archer Releasing Person waives, releases, discharges or covenants not to assert a Claim or commence a Proceeding with respect to any Claim arising out of or relating to a breach of this Agreement or any other Transaction Agreement, and no Archer Releasing Person waives, releases, discharges any Claim or defense in connection with the Derivation Proceeding. (b) Each Archer Releasing Person (i) represents and warrants to each Boeing/Wisk Released Person that it has not assigned, transferred, hypothecated or otherwise permitted or granted to any third party any right (including any right of subrogation) to assert any Claim or initiate or continue any Proceeding, with respect to any of the matters that are the subject of any waiver, release or agreements set forth in Section 3.10(a) and (ii) acknowledges and agrees that the waivers, releases and other agreements contained in this Section 3.10 are an integral part of the transactions contemplated hereby and that, without these agreements set forth in this Section 3.10, neither Boeing nor Wisk would enter into this Agreement. In connection with the waivers, releases and covenants set forth in this Section 3.10, each Archer Releasing Person represents, warrants and acknowledges that it has been fully advised of the contents of Section 1542 of the Civil Code of the State of California (and any other similar applicable law), and expressly waives the benefits thereof and any rights thereunder and under any similar applicable law. Section 1542 of the Civil Code of the State of California provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. Section 3.11 Non-Disclosure. (a) Subject to Section 3.13, except as may be necessary (i) to enforce the obligations in this Agreement or any other Transaction Agreement; (ii) to comply with necessary disclosures under any applicable Law or Proceeding; or (iii) to otherwise make disclosures to the Parties’ respective auditors, advisors, accountants, and lawyers (such Party’s “Representatives”), each Party shall not disclose, and shall cause its Representatives not to disclose, and shall keep strictly confidential, and shall cause its Representatives to keep strictly confidential, in each case, this Agreement, and the terms and existence of this Agreement and the other Transaction Agreements. (b) In the event that a Party or any of its Representatives are required by any Law or Proceeding, to disclose all or any portion of this Agreement or the other Transaction Agreements that are duly executed and delivered in connection with this Agreement, including any terms or conditions of the foregoing, each Party agrees to (i) notify the other Parties of the existence, terms

13 and circumstances surrounding any request or requirement that may cause such Party or its Representatives to require disclosure, and (ii) reasonably cooperate, and direct its Representatives to reasonably cooperate, with the other Parties so that the other Parties may seek a protective order or other appropriate remedy, and if such protective order is sought, such Party will reasonably cooperate, and direct its Representatives to reasonably cooperate, with the other Parties to obtain such protective order or remedy. In the event that such protective order or other remedy is not obtained and such Party or any of its Representatives nonetheless are compelled to disclose such information by Law or Proceeding, such Party or its Representatives, as the case may be, will furnish only that portion of this Agreement or the other Transaction Agreements (or the terms or conditions thereof or a description of any of the foregoing) that such Party or its counsel advises in writing is necessary to disclose by Law or Proceeding and such Party will (and will direct its Representatives to) exercise reasonable commercial efforts to obtain confidential treatment with respect to such information, and in any case shall discuss and consult in good faith with the other Party and its Representatives with respect to the substance, nature, and descriptions proposed to be set forth in such disclosures. In no event will a Party or its Representatives oppose any Claim or Proceeding by any other Party to obtain a protective order or other remedy to prevent the disclosure of all or any portion of this Agreement or any other Transaction Agreement or to obtain assurance that confidential treatment will be afforded to any of the foregoing. Section 3.12 Press Release. (a) Upon the execution and delivery by the Parties of the First PIPE Financing documents pursuant to which Boeing or Wisk is a party and the execution of the First Warrant, the Parties shall issue a joint press release in substantially the form attached hereto as Exhibit E (the “Joint Press Release”). Except as set forth in Section 3.12(b), the Parties shall not, and shall cause their Affiliates and direct their Representatives not to, comment on, characterize, or release any information or details with respect to any transactions contemplated by this Agreement or any other Transaction Agreement or make any public statement about any of the matters contemplated by this Agreement to the media or any third party (including through or on any social media platform) (the communications set forth in this sentence, a “Restricted Communication”). (b) Notwithstanding anything to the contrary set forth in Section 3.12(a), each Party shall be permitted to make a Restricted Communication (i) to Representatives of a Party who have a need to know the same for the purposes of enforcing a Party’s rights or complying with a Party’s obligations, in each case, under this Agreement or any other Transaction Agreement, provided such Representatives are bound to keep the information that is the subject of any such Restricted Communication confidential (e.g., by contract or rules of professional conduct), (ii) with the prior written consent of the other Parties, (iii) subject to Section 3.13, to any third party to the extent set forth on the face of the Joint Press Release or (iv) subject to Section 3.11 and Section 3.13, in a filing required by applicable securities Laws or the rules of any applicable stock exchange solely to the extent required to comply with such securities Laws or rules of such stock exchange. Section 3.13 Non-Disparagement. (a) From and after the Effective Date, Archer and its Affiliates shall not make any statement (whether written, oral or in any other form or medium) to any third party that disparages, places in a false light or criticizes any Boeing/Wisk Released Person in respect of the Archer

14 Released Matters; provided that, for the avoidance of doubt, the foregoing shall not (i) prohibit any disclosure required by applicable Law or in response to any examination, audit, investigation or other request by any governmental authority or (ii) be construed to require any individual to provide other than truthful testimony when compelled to testify in connection with a proceeding or pursuant to an order; and (b) From and after the Effective Date, neither Boeing, Wisk nor any of their respective Affiliates shall make any statement (whether written, oral or in any other form or medium) to any third party that disparages, places in a false light or criticizes any Archer Released Person in respect of the Boeing/Wisk Released Matters; provided that, for the avoidance of doubt, the foregoing shall not (i) prohibit any disclosure required by applicable Law or in response to any examination, audit, investigation or other request by any governmental authority or (ii) be construed to require any individual to provide other than truthful testimony when compelled to testify in connection with a proceeding or pursuant to an order. Section 3.14 Notice. All notices and requests that are required or permitted to be given in connection with this Agreement shall be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mail, postage prepaid, certified or registered, return receipt requested, and addressed as follows, or to such other address as the Party to receive the notice or request so designates by written notice to the other: For Wisk Aero LLC Wisk Aero Attn: 2700 Broderick Way Mountain View, CA 94043 Email: With a copy to: Yury Kapgan Quinn Emanuel Urquhart & Sullivan LLP 865 S. Figueroa St., 10th Floor Los Angeles, CA 90017 Email: For The Boeing Company The Boeing Company Attn: 929 Long Bridge Drive Arlington, VA 22202 Email: With a copy to:

15 Mayer Brown LLP Attn: Jason Quintana 71 S. Wacker Drive Chicago, IL 60606 Email: For Archer Aviation Inc. Archer Aviation Attn: General Counsel 190 West Tasman Drive San Jose, CA 95134 Email: With a copy to: Josh Krevitt Gibson Dunn & Crutcher LLP 200 Park Avenue New York, NY 10166 Email: Section 3.15 Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of this Agreement. [Signature Pages Follows.]

16 IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the Effective Date. Wisk Aero LLC By: /s/ Brian Yutko Printed Name: Brian Yutko Title: CEO The Boeing Company By: /s/ B. Marc Allen Printed Name: B. Marc Allen Title: Chief Strategy Officer and SVP, Strategy and Corporate Development Archer Aviation Inc. By: /s/ Adam Goldstein Printed Name: Adam Goldstein Title: Chief Executive Officer

17 EXHIBIT A FORM OF SUBSCRIPTION AGREEMENT FOR BOEING FIRST INVESTMENT AND BOEING SECOND INVESTMENT [INTENTIONALLY OMITTED]

18 EXHIBIT B FORM OF REGISTRATION RIGHTS AGREEMENT FOR FIRST WARRANT, SECOND WARRANT, BOEING FIRST INVESTMENT AND BOEING SECOND INVESTMENT [INTENTIONALLY OMITTED]

19 EXHIBIT C FIRST WARRANT [INTENTIONALLY OMITTED]

20 EXHIBIT D SECOND WARRANT [INTENTIONALLY OMITTED]

21 EXHIBIT E JOINT PRESS RELEASE [INTENTIONALLY OMITTED]